Exhibit 10.25
Aetna
151 Farmington Avenue
Hartford, CT 06156
Ronald A. Williams
Chairman, CEO and President
(860) 273-1239
Fax: (860) 273-9020
February 22, 2007
Alan M. Bennett
48 Field Brook Road
Madison, CT 06443
Dear Alan:
This letter amends the letter to you from Aetna Inc. dated September 22, 2004. The second paragraph of the September 22, 2004 letter is amended to change the reference to November 23, 2007 to March 30, 2007.
Aetna Inc.
By /s/ Ronald A. Williams
Agreed and Accepted
/s/ Alan M. Bennet
Alan M. Bennett
February 23, 2007
Date